UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________
FORM 8-K
______________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):
May 8, 2013

THERAGENICS CORPORATION®
(Exact name of registrant as specified in charter)

Delaware	000-14339	58-1528626
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5203 Bristol Industrial Way
Buford, Georgia 30518
(Address of principal executive offices / Zip Code)
(770) 271-0233
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.     Results of Operations and Financial Condition.

On May 9, 2013, Theragenics Corporation (the “Company”) issued a press release regarding its consolidated financial results for the quarter ended March 31, 2013. The Company's press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Current Report on Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

Item 2.05.     Costs Associated with Exit or Disposal Activities.

On May 8, 2013 the Company’s Board of Directors approved a restructuring plan for the Company’s vascular access manufacturing operations that will involve, among other things, closing the Company’s vascular access manufacturing facility in Garland, Texas by the end of 2014 (the “Restructuring”). Most of the plant’s manufacturing operations will be outsourced to independent suppliers in Latin America, and the more complex manufacturing operations will be moved to the Company’s specialty needle plant in North Attleboro, Massachusetts. The Restructuring is scheduled to commence in the second quarter of 2013 and is expected to be completed by the end of 2014. The Company will retain the Galt Medical brand and continue to market and sell the full line of Galt vascular access products.

These actions are designed to reduce manufacturing costs and to allow the Company to remain competitive in a highly competitive marketplace.  The Company expects to incur incremental expenses related to the Restructuring totaling approximately $3.7 to $4.1 million through 2014, of which approximately $2.0 to $2.2 million represent severance related costs. The incremental expenses related to the Restructuring, substantially all of which represent cash expenditures, will be recorded and paid over time as the plan is implemented. The Company also expects to make $2.5 to $2.7 million of capital expenditures in cash related to the Restructuring and outsourcing program through 2014.

The estimated incremental expenses related to the Restructuring and capital expenditures noted above are estimates which are subject to change.  Actual results may be materially different.

The Company announced these plans in its May 9, 2013 press release, which is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.     Financial Statements and Exhibits.

(d) Exhibits	Item

99.1	Press release dated May 9, 2013 of Theragenics Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Theragenics Corporation

(Registrant)

Dated:	May 9, 2013

By:	/s/ M. Christine Jacobs
M. Christine Jacobs
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated May 9, 2013 of Theragenics Corporation